Consolidated statements of comprehensive income or loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Consolidated statements of comprehensive income or loss
Profit for the year	$ 196,303	$ 297,247	$ 80,516
Items that may be reclassified subsequently to profit or loss:
Effective portion of changes in fair value of cash flow hedges, net of amounts recycled to profit or loss	(205)	384	(161)
Other comprehensive (loss)/income for the year	(205)	384	(161)
Total comprehensive (loss)/income for the year	196,098	297,631	80,355
Attributable to:
Owners of the Group	128,640	207,834	67,502
Non-controlling interests	$ 67,458	$ 89,797	$ 12,853